UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 6, 2004

Computer Associates International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9247	13-28574r34
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza, Islandia, New York		11749
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (631) 342-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On October 6, 2004, Computer Associates International, Inc., a Delaware corporation (“Computer Associates”), Nova Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Computer Associates (the “Merger Sub”), and Netegrity, Inc. (“Netegrity”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Merger Sub will merge with and into Netegrity, with Netegrity as the surviving corporation (the “Merger”). As a result of the Merger, Netegrity will become a wholly owned subsidiary of Computer Associates.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, $0.01 par value, of Netegrity (other than any such shares owned by Computer Associates, Netegrity, or Merger Sub, or by any Netegrity stockholders who are entitled to and properly exercise appraisal rights under Delaware law) shall be converted into the right to receive $10.75 in cash, without interest.  Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of Netegrity, whether vested or unvested, will be assumed by Computer Associates and become an option to acquire shares of common stock of Computer Associates, on the terms and conditions set forth in the Merger Agreement.  The Merger is conditioned upon, among other things, adoption of the Merger Agreement by the stockholders of Netegrity, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein.

In connection with the Merger Agreement, certain directors, executive officers and stockholders (collectively, the “Stockholders”) of Netegrity have entered into identical agreements with Computer Associates and the Merger Sub (the “Stockholder Agreements”), pursuant to which each Stockholder has agreed to, and has granted Computer Associates an irrevocable proxy to, vote all of such Stockholder’s shares of Netegrity common stock and any other shares of Netegrity common stock of which the Stockholder is or becomes the beneficial owner (whether by way of purchase or through the conversion, exercise or exchange of any stock options or other options, rights or securities held by such Stockholder or any of its affiliates) in favor of the Merger and against any other proposal or offer from a third party to acquire Netegrity.  As of October 5, 2004, the Stockholders beneficially owned, in the aggregate, 4,810,302 shares of Netegrity common stock (consisting of 3,170,423 shares of Netegrity common stock and 1,639,879 shares beneficially owned by way of stock options or other options, rights or securities convertible into, or exercisable or exchangeable for, Netegrity common stock), representing an aggregate of 12% of Netegrity’s outstanding shares of common stock as of such date (giving effect to the issuance of shares of Netegrity common stock pursuant to such options, rights or securities).

The foregoing description of the Stockholder Agreements does not purport to be complete and is qualified in its entirety by reference to a copy of the Stockholder Agreement, which is attached hereto as Exhibit 2.2 and is incorporated by reference herein.  A schedule setting forth the names of Netegrity stockholders that have entered into the Stockholder Agreements, together with certain share and option ownership information, is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition of Netegrity by Computer Associates.  In connection with the proposed acquisition, Computer Associates and Netegrity intend to file relevant materials with the SEC, including Netegrity’s proxy statement on Schedule 14A.  STOCKHOLDERS OF NETEGRITY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING NETEGRITY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Netegrity stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Netegrity.  Such documents are not currently available.

Participants in Solicitation

Computer Associates and its directors and executive officers, and Netegrity and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Netegrity common stock in respect of the proposed transaction.  Information about the directors and executive officers of Computer Associates is set forth in the proxy statement for Computer Associates’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004.  Information about the directors and executive officers of Netegrity is set forth in the proxy statement for Netegrity’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2004.  Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Item 9.01.                                          Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit

2.1

Agreement and Plan of Merger, dated as of October 6, 2004, by and among Computer Associates International Inc., Nova Acquisition Corp. and Netegrity, Inc.  (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Netegrity, Inc., filed with the Securities and Exchange Commission on October 6, 2004)

2.2	Form of Stockholder Agreement, dated as of October 6, 2004, among the stockholder named therein, Computer Associates International, Inc. and Nova Acquisition Corp.

99.1	Names of stockholders of Netegrity, Inc. that have entered into a Stockholder Agreement, together with certain share and option ownership information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

By:	/s/ Robert B. Lamm
	Name:	Robert B. Lamm
	Title:	Senior Vice President – Corporate Governance and Secretary

Dated:  October 12, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1

Agreement and Plan of Merger, dated as of October 6, 2004, by and among Computer Associates International Inc., Nova Acquisition Corp. and Netegrity, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Netegrity, Inc., filed with the Securities and Exchange Commission on October 6, 2004)

2.2	Form of Stockholder Agreement, dated as of October 6, 2004, among the stockholder named therein, Computer Associates International, Inc. and Nova Acquisition Corp.

99.1	Names of stockholders of Netegrity, Inc. that have entered a Stockholder Agreement, together with certain share and option ownership information